                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)        June 24, 1997
                                                -------------------------------


                        Marquette Medical Systems, Inc.
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             (Exact name of Registrant as specified in its charter)

       Wisconsin                   0-18724                       39-1046671
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    (State or other             (Commission                   (I.R.S. Employer
     jurisdiction                File Number)                Identification No.)
   of incorporation)


        8200 West Tower Avenue, Milwaukee, Wisconsin               53223
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         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code            (414) 355-5000
                                                  -----------------------------



                                      N/A
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        (Former name or former address, if changed since last report.)


                               Page 1 of 4 pages
                            Exhibit Index on Page 4

Item 5.   Other Events

     On June 24, 1997, the Registrant granted to Michael J. Cudahy, the Chief Executive Officer and a director of the Registrant, an option to purchase 250,000 of its Class A Common Shares at an exercise price of $20.63 per share, such option expiring May 28, 2007.



Item 7.   (c)  Exhibits

     1.   Stock Option dated June 24, 1997, issued by the Registrant to Michael
J. Cudahy.


                               Page 2 of 4 pages
                            Exhibit Index on Page 4

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARQUETTE MEDICAL SYSTEMS, INC.
                                        (Registrant)

    July 2, 1997                        By: /s/ Timothy C. Mickelson
-----------------------                    -----------------------------
       (Date)                              Timothy C. Mickelson
                                           President





                               Page 3 of 4 pages
                            Exhibit Index on Page 4

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
(As assigned under
Item 601(a)-Reg. SK)                       Exhibit
--------------------                       -------

       #99                                 Stock Option dated June 24, 1997,
                                           issued by the Registrant to
                                           Michael J. Cudahy




                              Page 4 of 4 pages
                           Exhibit Index on Page 4

                                 STOCK OPTION
                                 ------------


     This Stock Option is granted as of June 24, 1997 by MARQUETTE MEDICAL SYSTEMS, INC., a Wisconsin corporation ("Company"), to MICHAEL J. CUDAHY ("Cudahy"), pursuant to resolutions adopted by the Board of Directors of the Company on May 28, 1997.

     In order to give Cudahy an incentive and to induce Cudahy to remain in the employ of the Company, and as an active member of its Board of Directors, the Company hereby grants to Cudahy an option to purchase, from time to time, all or any part of a total of Two Hundred Fifty Thousand (250,000) Class A Common Shares, Ten Cent ($.10) par value, at a price of $20.63 per share, upon the following terms and conditions:

     1. The term of the option shall be for ten (10) years from the date hereof, and it shall expire on May 27, 2007 unless sooner terminated as hereinafter provided.

     2. At any time or times (but in no event after the above expiration date or prior termination of this option), Cudahy may exercise this option, in whole or in part.

          (a) Exercise may only be made in multiples of one thousand (1,000) shares.

          (b) This option shall be exercised only by timely signed written notice delivered to the Company's Secretary or his office, in terms of the prescribed "Exercise of Option" form attached as Exhibit "A", specifying the number of shares and accompanied by payment, in cash or by check, of the full option purchase price therefor and any amount required to be withheld by the Company for Federal, state and/or local tax purposes.

          (c) The obligation of the Company to sell and deliver shares upon the due exercise of this option shall be subject to: (I) all applicable laws, rules and regulations and to such approvals of any governmental agencies as may be required, including but not by way of limitation, the effectiveness of a Registration Statement under The Securities Act of 1933, as amended, or the availability of an exemption from registration under the said Act, whichever may be deemed necessary or appropriate by counsel for the Company; and (ii) the satisfaction of all stock exchange or NASDAQ requirements, if any, necessary to accomplish the listing, complete the listing or qualify for trading upon which the shares of the Company may be listed, or NASDAQ as the case may be..

     3. This option, to the extent not then already exercised or otherwise terminated or expired, shall terminate on the one hundred eightieth (180th) day following the effective date of the last to occur of (i) Cudahy's death or termination of employment with the Company and (ii) such time as he no longer serves as a Director of the Company.

     4. This option is not transferable other than by Will or the laws of descent and distribution, may be exercised during the life of Cudahy only by Cudahy personally, and after Cudahy's death, only to the extent, if any, as provided in Paragraph 3 hereof. Any attempted transfer by Cudahy (voluntarily or by operation of law) shall be null and void, and this option shall then become null and void.

     5. Neither this option, shares of stock issued upon the exercise of it, any excess of market value over option price, nor any other rights, profits, values or interests resulting from the granting of this option shall be considered as "compensation" for purposes of any present or future benefit plan of the Company.

     6. In the event of any stock split, stock dividend, combination of shares or other capital reorganization or reclassification of the Company, which materially affects the value of the Class A Common Shares, appropriate adjustment in the number of shares subsequent to this option or to the option price per share, or both, shall be made; provided that a stock dividend in the amount equal to five percent (5%) or less shall not be deemed to materially affect the value of shares subject to this option. If the Company shall propose to merge into or consolidate with any other corporation or to enter into an agreement to sell substantially all of its assets, the extent not previously exercised within thirty (30) days following execution of the Agreement. To the extent that the option remains unexercised after such thirty (30) day period, the option shall be void and without further force or effect.

     7. The Company hereby represents and warrants to Cudahy, that it has reserved and will at all times while this option is in force, have available sufficient shares to fulfill this option.


                                       MARQUETTE MEDICAL SYSTEMS, INC.


                                       By: /s/ Timothy C. Mickelson
                                           ---------------------------
                                           President

                                                                     EXHIBIT "A"


President
MARQUETTE MEDICAL SYSTEMS, INC.
8200 West Tower Avenue
Milwaukee, WI 53223

     RE:  Option Dated June 24, 1997

Dear Sir:

     I hereby exercise the above Option to the extent of _____ Class A Common Shares of MARQUETTE MEDICAL SYSTEMS, INC., at the option price of $________________ per share, in accordance with the terms and conditions of the aforesaid Option.

     I hereby certify that I intend by this exercise of such Option to acquire such shares for purchase of investment and that I have no intention of reselling them after I have acquired them or upon the acquisition of such shares, to dispose of other shares of the Company held by me; provided, however, that this representation shall expire upon the registration of such shares so acquired or to be acquired under The Securities Act of 1933.



     Dated:__________________, ______.


                                          _____________________________________
                                          Michael J. Cudahy

                                  ACCEPTANCE
                                  ----------


I hereby accept the above "Stock Option" upon the terms and conditions therein stated.

In consideration thereof, I hereby covenant and agree:

1) That except as otherwise provided in the above Option, my rights, interests and benefits thereunder are personal to me and may not be assigned, transferred or pledged by me in any way, voluntarily or by operation of law.

2) That this agreement shall be binding upon me, my heirs, legatees, executors and administrators, and shall inure to the benefit of and be binding upon the Company, its successors and assigns.

3) That as to any shares acquired by me under the above Option, I hereby irrevocably waive and relinquish any rights that I may have, as a shareholder of the Company, under The Business Corporation Act of Wisconsin, to examine, review, obtain or make copies of books or records of the Company.

4) That except to the extent set forth below, if at all, there are no agreements, commitments or understandings with respect to my continued employment by the Company, verbal or written, nor shall any be implied from the terms of the above Option.



Dated this 24th day of June, 1997.


                                                /s/ Michael J. Cudahy
                                             -----------------------------------
                                             Michael J. Cudahy